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                                                                    EXHIBIT 23.5

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Starwave Corporation:


We consent to the inclusion herein of our report and to the reference to our firm under the heading "Experts" in the prospectus contained in the Registration Statement on Form S-4 of Infoseek Corporation.

                                    /s/ KPMG Peat Marwick LLP



Seattle, Washington
October 13, 1998